Stockholders' Equity (Tables)	12 Months Ended
Dec. 31, 2013
Authorized and outstanding equity

As of December 31, 2013, APAM had the following authorized and outstanding equity:

	Shares at December 31, 2013		Voting Rights(1)	Economic Rights(2)
	Authorized	Outstanding
Common shares
Class A, par value $0.01 per share	500,000,000	19,807,436	1 vote per share	Proportionate
Class B, par value $0.01 per share	200,000,000	25,271,889	5 votes per share	None
Class C, par value $0.01 per share	400,000,000	25,206,554	1 vote per share	None

Preferred shares
Convertible preferred, par value $0.01 per share	15,000,000	1,198,128	1 vote per share	Proportionate

(1)

Artisan Investment Corporation and each of the Company’s employees to whom Artisan has granted equity have entered into a stockholders agreement with respect to all shares of APAM common stock they have acquired from the Company and any shares they may acquire from the Company in the future, pursuant to which they granted an irrevocable voting proxy to a Stockholders Committee. As of December 31, 2013, Artisan’s employees held 1,575,157 shares of Class A common stock subject to the agreement and all 25,271,889 outstanding shares of Class B common stock, and Artisan Investment Corporation held 9,627,644 shares of Class C common stock.

(2)

The holders of preferred units of Holdings are entitled to preferential distributions in the case of a partial capital event or upon dissolution of Holdings. In the case of any distributions on the preferred units, prior to declaring or paying any dividends on the Class A common stock, APAM must pay the holders of convertible preferred stock a dividend equal to the distribution APAM received in respect of the preferred units it holds, net of taxes, if any.